TRUST INSTRUMENT
                          NEUBERGER BERMAN EQUITY FUNDS

                                   SCHEDULE A

Neuberger Berman Investor Class

         Neuberger Berman Century Fund
         Neuberger Berman Fasciano Fund
         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman International Fund
         Neuberger Berman Manhattan Fund
         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund
         Neuberger Berman Regency Fund
         Neuberger Berman Socially Responsive Fund

Neuberger Berman Trust Class

         Neuberger Berman All Cap Growth Fund
         Neuberger Berman Equity Income Fund
         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman International Fund
         Neuberger Berman International Large Cap Fund
         Neuberger Berman Manhattan Fund
         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund
         Neuberger Berman Premier Analysts Fund
         Neuberger Berman Premier Convergence Fund
         Neuberger Berman Premier Dividend Fund
         Neuberger Berman Premier Energy Fund
         Neuberger Berman Real Estate Fund
         Neuberger Berman Regency Fund
         Neuberger Berman Socially Responsive Fund

Neuberger Berman Advisor Class

         Neuberger Berman Fasciano Fund
         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman Manhattan Fund

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         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund

Neuberger Berman Institutional Class

         Neuberger Berman All Cap Growth Fund
         Neuberger Berman Fasciano Fund
         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Institutional Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman International Large Cap Fund
         Neuberger Berman Manhattan Fund
         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund
         Neuberger Berman Real Estate Fund
         Neuberger Berman Regency Fund
         Neuberger Berman Socially Responsive Fund

Neuberger Berman International Institutional Fund

Dated  October 7, 2006